SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 4, 2004
                        --------------------------------
                        (Date of earliest event reported)


                               The Eastern Company
                               -------------------
             (Exact name of Registrant as specified in its charter)


Connecticut                    0-599                          06-0330020
-----------                    -----                          ----------
 (State of             (Commission File Number)              (IRS Employer
incorporation)                                             Identification No.)


112 Bridge Street, Naugatuck, Connecticut                    06770
-----------------------------------------                    -----
 (Address of principal executive offices)                 (Zip Code)


                                 (203) 729-2255
                                 --------------
                         (Registrant's telephone number,
                              including area code)




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ITEM 7   Financial Statements and Exhibits

(c)      Exhibits

         The following exhibit is filed herewith:

         99 Press Release dated February 4, 2004 announcing the full year and fourth quarter earnings for 2003.


ITEM 9   Regulation FD Disclosure

         On February 4, 2004, The Eastern Company released the full year and fourth quarter of 2003 operating results.


ITEM 12  Results of Operations and Financial Condition

         On February 4, 2004, The Eastern Company released the full year and fourth quarter of 2003 operating results.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         The Eastern Company


Date:  February 4, 2004                  By:  /s/John L. Sullivan III
       ----------------                  ----------------------------
                                         John L. Sullivan III
                                         Vice President, Secretary & Treasurer